MERRILL LYNCH ASSET BUILDER PROGRAM, INC.

                    SUPPLEMENT DATED JUNE 17, 1997 TO THE
                        PROSPECTUS DATED MAY 23, 1997

     Geraldine Gunn has joined the Program as Portfolio Manager for the Fundamental Value Portfolio replacing Mr. Rendino. She is responsible for the day-to-day management of Fundamental Value Portfolio's investment portfolio. She has been a Vice President of the Investment Adviser since 1989, and a Securities Analyst for Basic Value Fund since 1984.

Code   #18471 - 0596